UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2013

DIGIMARC CORPORATION

(Exact name of registrant as specified in its charter)

Oregon	001-34108	26-2828185
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

9405 SW Gemini Drive, Beaverton Oregon 97008

(Address of principal executive offices) (Zip Code)

(503) 469-4800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

On October 30, 2013, Digimarc Corporation issued a press release announcing its financial results for the quarter ended September 30, 2013. The full text of the press release is attached hereto as Exhibit 99.1.

Item 7.01.	Regulation FD Disclosure

On October 24, 2013, Digimarc Corporation issued a press release announcing it had declared a dividend of $0.11 per share of common stock to be paid on November 12, 2013 to its shareholders of record on November 4, 2013. The full text of the press release is attached hereto as Exhibit 99.2.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press Release issued by Digimarc Corporation, dated October 30, 2013 (furnished pursuant to Items 2.02 hereof).

99.2	Press Release issued by Digimarc Corporation, dated October 24, 2013 (furnished pursuant to Items 7.01 hereof).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 30, 2013

By:	/s/ Michael McConnell
Michael McConnell
Chief Financial Officer and Treasurer

DIGIMARC CORPORATION

FORM 8-K

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release issued by Digimarc Corporation, dated October 30, 2013 (furnished pursuant to Items 2.02 hereof).

99.2	Press Release issued by Digimarc Corporation, dated October 24, 2013 (furnished pursuant to Items 7.01 hereof).